2009 Third-Quarter Results 22 October 2009 Exhibit 99.3

Philip Morris International

Introduction
Introduction
Unless otherwise stated, we will be talking about results in the third quarter 2009 and comparing them with the same period in
2008
References to PMI volumes refer to shipment data
Industry volume and market shares are sourced from A.C.
Nielsen, other third party sources and internal estimates
Organic volume refers to volume excluding acquisitions
Net revenues exclude excise taxes
Data tables showing adjustments to revenues and Operating
Companies Income (OCI) for currency and acquisitions,
adjustments to EPS, and other reconciliations to U.S. GAAP
measures are at the end of today’s web cast slides and are
posted on our web site

Philip Morris International

Forward-Looking and Cautionary Statements
Forward-Looking and Cautionary Statements
This presentation and related discussion contain statements that, to the extent they do not relate strictly to historical or current facts, constitute “forward-looking statements” within the meaning of the
Private Securities Litigation Reform Act of 1995. Such forward-
looking statements are based on current plans, estimates and expectations, and are not guarantees of future performance. They are based on management’s expectations that involve a number of business risks and uncertainties, any of which could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. PMI undertakes no obligation to
publicly update or revise any forward-looking statements, except in the normal course of its public disclosure obligations. The risks and uncertainties relating to the forward-looking statements in this presentation include those described under Item 1A. “Risk Factors”
in PMI’s Form 10-K for the year ended December 31, 2008, and Form
10-Q for the quarter ended June 30, 2009, filed with the Securities and Exchange Commission.

Philip Morris International

Third-Quarter 2009 Results
Third-Quarter 2009 Results
Excluding
18.3%
13.7%
6.9%
Currency
- % 0.93 Adjusted Diluted EPS ($ / share)
10.6% (1.5)% 2.9 Adjusted OCI ($ billion)
(b)
4.1% (5.3)% 6.6 Net Revenues ($ billion)
(a)
(4.0)% (2.9)% 219.3
Cigarette Volume (units billion)
Currency &
Acquisitions
Increase /
(Decrease) Q3, 2009
Growth Q3, 2009 vs. Q3, 2008
(a) Excluding excise taxes
(b) Less asset impairment and exit costs
Source: PMI Financials

Philip Morris International

2009 Results
2009 Results
2009 Growth Rates
Q3 Q2 Q1 YTD Sept
(4.0)% (1.1)% (1.1)% (2.1)% 1%
Cigarette Volume
(a)
Mid to Long-Term
Growth Targets
(a) Excluding acquisitions
Source: PMI Financials

Philip Morris International

2009 Results
2009 Results
2009 Growth Rates
Q3
(d)
Q2
(d)
Q1
(d)
YTD Sept
18.3% 17.2% 11.3% 15.4% 10 – 12 % Adjusted Diluted EPS
(c)
10.6% 9.5% 5.3% 8.6% 6 – 8 % Adjusted OCI
(b)
4.1% 6.1% 3.9% 4.7% 4 – 6 % Net Revenues
(a)(b)
Mid to Long-Term
Growth Targets
(a) Excluding excise taxes
(b) Excluding currency and acquisitions
(c) Excluding currency
(d) Please see relevant quarterly reconciliation slides, posted on our web site
Source: PMI Financials

Philip Morris International

2009 EPS Guidance
2009 EPS Guidance
Revised guidance: $3.20 - $3.25
Previous guidance: $3.10 - $3.20
Revised guidance represents both an increase and a
narrowing of the range
Increased guidance reflects both the strength of our
underlying business and slightly more favorable
exchange rates
Source: PMI Financials

Philip Morris International

Pricing
Pricing
In 2009, PMI implemented price increases notably in:
Pricing variance was $590 million in the third quarter
of 2009 and $1.5 billion YTD September 2009
Argentina
Brazil
Canada
Dominican Rep.
Australia
Indonesia
Pakistan
Philippines
Thailand
Romania
Russia
South Africa
Turkey
Ukraine
Germany
Italy
Poland
Spain
UK
LA & Canada Asia EEMA EU
Source: PMI Financials

Philip Morris International

Consumer Behavior
Consumer Behavior
Consumer behavior has remained resilient
Consumer downtrading has remained globally
manageable though the impact has been substantial
in Russia, Spain and Ukraine
Ukraine downturn exacerbated by very significant
excise tax increases
Positive trends continue in other emerging markets,
such as Argentina, Indonesia and Mexico
Sharp rises in unemployment are key economic
indicator
Source: PMI Financials and PMI estimates

Philip Morris International

Excise Taxes and VAT
Excise Taxes and VAT
Governments treating excise taxes rationally in 2009
(key exceptions: Brazil and Ukraine)
Rational approach expected to continue in 2010
Although we expect some VAT increases, as well as
excise tax increases, next year, as governments seek
to boost revenues, we expect them to remain globally
manageable

Philip Morris International

Volume Analysis
Volume Analysis
Organic volume decline in Q3, 2009, is not
representative of expected full-year performance
Nearly two thirds of Q3, 2009, organic volume decline
can be attributed to:
–
Ukraine: market disruption resulting from massive excise tax driven price increase in May
–
Spain: recession and price increases, exacerbated by weak
tourism and the impact of unfavorable distributor inventory
movements on PMI shipments
–
Pakistan: trade inventory movements subsequent to the
excise tax increase of June 2009
Source: PMI Financials and PMI estimates

Philip Morris International

Russia
Russia
PMI Market Share
Total market trending
down 3-4% in 2009
PMI shipments in Q3, 2009,
decreased by just 0.8%
PMI market share in Q3,
2009, was up 0.6 pp to
25.6%:
–
growth of Bond Street
in
the value and Optima
in
the low price segment
–
resilience of Parliament
– overall strength and range
of brand portfolio
Source: A.C. Nielsen, PMI estimates and PMI Financials
(%)
25.0
25.6
0
30
Q3, 2008 Q3, 2009

Philip Morris International

Indonesia
Indonesia
Total industry growing by 3-4%
in 2009
Timing of Ramadan resulted in
PMI volume decline of 1.1% in
Q3, 2009
A Mild continued to gain share,
up 0.5 pp to 10.7% in July/Aug
2009
OCI increased at double-digit
rate, excluding currency, in Q3,
2009
Source: AC Nielsen, PMI estimates and PMI Financials

Philip Morris International

22.1
23.2
Q3
2008
Q3
2009
45%
34%
21%
10.2
10.6
6.6 6.6
Q3
2008
Q3
2009
Q3
2008
Q3
2009
Japan
Japan
JT
PMI
BAT
Menthol SoM (%)
Menthol Segment
Market Shares (%)
Source: Tobacco Institute of Japan and PMI estimates
Share of Segment
Marlboro Lark
Q3, 2009
Marlboro growth driven by
success of Marlboro Black
Menthol and Marlboro
Filter Plus
National roll-out of Lark
Mint Splash, as well as
Lark Classic Milds, helping
to stabilize the brand
Total market down 3.0% in
Q3, 2009
No decisions yet on
tobacco issues by new
Japanese government

Philip Morris International

2.7
3.3
3.6
3.5
4.0 4.0
4.5
4.5
4.8
4.8 5.0
5.8
5.6
6.0
11.0
11.8
12.2
12.3
13.8
13.6
14.6
0

Q1 Q2 Q3 Q4 Q1 Q2 Q3
Korea
Korea
(%)
Market Shares
Parliament
Marlboro
PMI Total
2008 2009
Source: PMI estimates
Other

Philip Morris International

European Union Region
European Union Region
Improved financial performance with adjusted OCI
excluding currency and acquisitions up 5.3% in Q3,
2009
Key driver is pricing, notably in Germany and Spain
Adjusted OCI margin excluding currency reached
52.2% in Q3, 2009, up 2.2 pp
Market share down slightly by 0.2 pp to 38.9%:
– Marlboro share decline in France, Germany and Spain
– L&M share gains in Germany, Poland and Spain
Roll-out across EU Region of innovations behind
Marlboro expected to help improve the brand going
forward
Source: PMI Financials, A.C. Nielsen and PMI estimates

GOLD
Marlboro
TOUCH
Il fumo danneggia gravemente te e chi ti sta intorno

Philip Morris International 17 22.6 23.1 54.5 54.5 0 60 Q3 Q3 Q3 Q3 Italy Italy (%) Market Shares PMI Marlboro 2008 2009 2008 2009 Source: PMI estimates 1.4% market share in Q3, 2009

FILTER CIGARETTES
Marlboro
Rauchen fügt Ihnen und den Menschen in Ihrer Umgebung erheblichen Schaden zu
FILTER CIGARETTES
GOLD
Marlboro
ORIGINAL
Palenie zabija
BLACK MENTHOL
Marlboro
PARLIAMENT
Lights
CHARCOAL
КУРЕНИЕ ВРЕДИТ ВАШЕМУ ЗДОРОВЬЮ
VS
Rauchen ist tödlich.
Fumer tue.
Il fumo uccide.
Rauchen ist tödlich.
Fumer tue.
Il fumo uccide.
L&M
Fumatul poate să ucidă
Chesterfield
КУРЕНИЕ ВРЕДИТ ВАШЕМУ ЗДОРОВЬЮ
MURATTI
AMBASSADOR
Sigara içmek öldürür
lark
MILDS
9
Philip Morris
FILTER BOX
BOND
STREET
AMERICAN BLEND
LIGHTS
КУРЕНИЕ ВРЕДИТ ВАШЕМУ ЗДОРОВЬЮ
RED & WHITE
Palenie poważnie szkodzi Tobie i osobom w Twoim otoczeniu
NEXT
Kouření vážně škodí Vám i lidem ve Vašem okolí
LARK
Sigara içmek öldürür

SAMPOERNA
A
Mild
SIGARET KRETEK
234
SURABAIA
DJI SAM SOE
SAMPOERNA
A
Hijau
PETRA
Kouření může zabíjet
DELICADOS
Con Filtro
CONT. 20 CIGARROS CON FILTRO
ОПТИМА
LIGHTS
КУРЕНИЕ ВРЕДИТ ВАШЕМУ ЗДОРОВЬЮ

Philip Morris International 18 Brand Portfolio Brand Portfolio Mid Price Premium & Above Local Heritage International Low Price

Philip Morris International 19 Marlboro Marlboro Architecture Architecture “Smooth taste and style” “Fresh taste sensations” Red Gold Fresh “Flavor enjoyment”

Philip Morris International

Marlboro
Marlboro Architecture
Architecture
“Flavor
enjoyment”
Line extensions
in 34 markets
“Smooth taste
and style”
Line extensions
in 17 markets
“Fresh taste
sensations”
Line extensions
in 33 markets
Red Gold
Fresh

Marlboro
FILTER PLUS
ONE
تحذير صحي: التدخين سبب رئيسي
لسرطان وأمراض الرئة وأمراض القلب والشرايين.
Health Warning: Smoking is a main cause of lung
cancer, lung diseases and of heart and arteries diseases.

Philip Morris International

Red Line: Marlboro Filter / Flavor Plus
Red Line: Marlboro Filter / Flavor Plus
Tobacco included in filter
to enhance flavor
Innovative sliding pack
Market shares (July/Aug):
–
Romania 2.4%
–
Kuwait 2.3%
–
Paraguay 1.8%
–
Kazakhstan 1.3%
Source: AC Nielsen, PMI estimates and Business Analytica

FILTER CIGARETTES
GOLD
Marlboro
ORIGINAL
Fumer tue
FILTER CIGARETTES
GOLD
Marlboro
ADVANCE
Fumer tue
GOLD
Marlboro
TOUCH
Il fumo uccide
GOLD
Marlboro
FINE TOUCH
Rauchen kann tödlich sein
GOLD
Marlboro
EDGE
Palenie zabija
FILTER CIGARETTES
GOLD
Marlboro
SMOOTH TIP

Philip Morris International 22 Marlboro Gold Marlboro Gold

BLACK MENTHOL
Marlboro
喫煙は、あなたにとって肺がんの原因の一つとなります。
疫学的な推計によると、喫煙者は肺がんにより死亡する危険性が非喫煙者に比べて約２倍から４倍高くなります。
(詳細については、厚生労働省のホーム・ページ www.mhlw.go.jp/topics/tobacco/main.html をご参照ください。)

Philip Morris International

Fresh Line: Marlboro Black Menthol
Fresh Line: Marlboro Black Menthol
Available at different tar
levels
Refreshing high menthol
content
Attractive pack
Market shares in Q3, 2009:
– Hong Kong 3.3%
– Japan 1.4%
Launched this year also in
Indonesia, Malaysia and
Philippines
Source: A.C. Nielsen and Tobacco Institute of Japan

Philip Morris International 24 Marlboro Superpremium Marlboro Superpremium

Philip Morris International

Cash Flow
Cash Flow
Free cash flow in the third quarter totaled $1.7 billion
and reached $5.9 billion year-to-date
(a)
Excluding the impact of currency on net earnings, free
cash flow was 17.0% higher in the quarter and 12.4%
higher in 2009 through the end of September
(a) Free cash flow equals net cash provided by operating activities less capital expenditures. In Q3, 2009, net cash flow provided by operating activities was $1,846 million and capital expenditures $160 million. YTD September 2009, net cash flow provided by operating activities was $6,419 million and capital expenditures $483 million.
Source: PMI Financials

Philip Morris International

Shareholder Returns
Shareholder Returns
Quarterly dividend increased in September by 7.4% to
$0.58 per share
A further $1.5 billion in share repurchases in Q3, 2009
This year so far, $7.4 billion returned to shareholders
through dividends and share repurchases
Since March 2008 spin-off, $15.0 billion returned to
shareholders, representing more than 15% of our
current market capitalization
Source: PMI Financials

Philip Morris International

Conclusions
Conclusions
Financial strength is a key component of our
success
Excellent business momentum
Consistently delivering against our constant
currency financial targets
Higher pricing, good business performance in
most key markets and cost savings driving our
profitability growth
Increased 2009 EPS guidance of $3.20 - $3.25,
representing a currency neutral growth rate of
12% - 14%
Source: PMI Financials

Questions & Answers

Philip Morris International

PHILIP MORRIS INTERNATIONAL INC.
(in millions)
(Unaudited)
For the Quarters Ended September 30,
and Subsidiaries
Reconciliation of Non-GAAP Measures
Adjustments for the Impact of Currency and Acquisitions
Reported Net
Revenues
Less
Excise
Taxes
Reported Net
Revenues
excluding
Excise Taxes
Less
Currency
Reported Net
Revenues
excluding
Excise Taxes
& Currency
Less
Acquisi-
tions
Reported Net
Revenues
excluding
Excise Taxes,
Currency &
Acquisitions
Reported Net
Revenues
Less
Excise
Taxes
Reported Net
Revenues
excluding
Excise Taxes Reported
Reported
excluding
Currency
Reported
excluding
Currency &
Acquisitions
7,783 $           5,375 $   2,408 $          (304) $      2,712 $           12 $      2,700 $           European Union 8,451 $           5,780 $        2,671 $           (9.8)% 1.5% 1.1%
3,722 1,892 1,830 (425) 2,255 4 2,251 EEMA 4,163 2,054 2,109 (13.2)% 6.9% 6.7%
3,170 1,519 1,651
(7)
1,658
-
1,658 Asia 3,188 1,578 1,610 2.5% 3.0% 3.0%
1,898 1,200 698 (110) 808 180 628 Latin America & Canada 1,563 1,000 563 24.0% 43.5% 11.5%
16,573 $         9,986 $   6,587 $          (846) $      7,433 $           196 $    7,237 $           PMI Total 17,365 $         10,412 $      6,953 $           (5.3)% 6.9% 4.1%
Reported
Operating
Companies
Income
Less
Currency
Reported
Operating
Companies
Income
excluding
Currency
Less
Acquisi-
tions
Reported
Operating
Companies
Income
excluding
Currency &
Acquisitions
Reported
Operating
Companies
Income Reported
Reported
excluding
Currency
Reported
excluding
Currency &
Acquisitions
1,267 $           (147) $      1,414 $           9 $        1,405 $           European Union 1,325 $           (4.4)% 6.7% 6.0%
761
(290) 1,051 5
1,046 EEMA 946 (19.6)% 11.1% 10.6%
653 44 609 - 609 Asia 558 17.0% 9.1% 9.1%
226
(56) 282 77
205 Latin America & Canada 110 100+% 100+% 86.4%
2,907 $           (449) $      3,356 $           91 $      3,265 $           PMI Total 2,939 $           (1.1)% 14.2% 11.1%
2009 2008
% Change in Reported Operating
Companies Income
2009 2008
% Change in Reported Net Revenues
excluding Excise Taxes

Philip Morris International

Reconciliation of Adjusted Operating Companies Income Margin, Excluding Currency
(in millions)
PHILIP MORRIS INTERNATIONAL INC.
and Subsidiaries
Reconciliation of Non-GAAP Measures
(Unaudited)
Reconciliation of Reported Operating Companies Income to Adjusted Operating Companies Income &
For the Quarters Ended September 30,
(1)
For the calculation of net revenues excluding excise taxes and currency, refer to slide 28
Reported
Operating
Companies
Income
Less
Asset
Impairment
& Exit
Costs
Adjusted
Operating
Companies
Income
Less
Currency
Adjusted
Operating
Companies
Income
excluding
Currency
Less
Acquisi-
tions
Adjusted
Operating
Companies
Income
excluding
Currency &
Acquisitions
Reported
Operating
Companies
Income
Less
Asset
Impairment
& Exit
Costs
Adjusted
Operating
Companies
Income Adjusted
Adjusted
excluding
Currency
Adjusted
excluding
Currency &
Acquisitions
1,267 $         (1) $            1,268 $       (147) $        1,415 $        9 $             1,406 $        European Union 1,325 $       (10) $          1,335 $        (5.0)% 6.0% 5.3%
761 - 761 (290) 1,051 5 1,046 EEMA 946 - 946 (19.6)% 11.1% 10.6%
653 - 653 44 609 - 609 Asia 558 - 558 17.0% 9.1% 9.1%
226 - 226 (56) 282 77 205 Latin America & Canada 110 (3) 113 100.0% 100+% 81.4%
2,907 $         (1) $            2,908 $       (449) $        3,357 $        91 $           3,266 $        PMI Total 2,939 $       (13) $          2,952 $        (1.5)% 13.7% 10.6%
% Points Change
Adjusted
Operating
Companies
Income
excluding
Currency
Net
Revenues
excluding
Excise
Taxes &
Currency
(1)
Adjusted
Operating
Companies
Income
Margin
excluding
Currency
Adjusted
Operating
Companies
Income
Net
Revenues
excluding
Excise
Taxes
(1)
Adjusted
Operating
Companies
Income
Margin
Adjusted
Operating
Companies
Income Margin
excluding
Currency
1,415 $        2,712 $      52.2% European Union 1,335 $       2,671 $      50.0% 2.2 pp
1,051 2,255 46.6% EEMA 946 2,109 44.9% 1.7 pp
609 1,658 36.7% Asia 558 1,610 34.7% 2.0 pp
282 808 34.9% Latin America & Canada 113 563 20.1% 14.8 pp
3,357 $        7,433 $      45.2% PMI Total 2,952 $       6,953 $      42.5% 2.7 pp
2008 2009
2009 2008
% Change in Adjusted Operating
Companies Income

Philip Morris International

Reconciliation of Reported Diluted EPS to Adjusted Diluted EPS and Adjusted Diluted EPS, Excluding Currency
For the Quarters Ended September 30,
(Unaudited)
PHILIP MORRIS INTERNATIONAL INC.
and Subsidiaries
Reconciliation of Non-GAAP Measures
2009 2008 % Change
Reported Diluted EPS 0.93 $               1.01 $           (7.9)%
Less:
Asset impairment and exit costs - -
Tax items - 0.08
Adjusted Diluted EPS 0.93 $               0.93 $           -
Less:
Currency Impact (0.17)
Adjusted Diluted EPS, Excluding Currency 1.10 $               0.93 $           18.3%

Philip Morris International

Reconciliation of Reported Diluted EPS to Reported Diluted EPS, Excluding Currency
For the Quarters Ended September 30,
(Unaudited)
PHILIP MORRIS INTERNATIONAL INC.
and Subsidiaries
Reconciliation of Non-GAAP Measures
2009 2008 % Change
Reported Diluted EPS 0.93 $               1.01 $           (7.9)%
Less:
Currency Impact (0.17)
Reported Diluted EPS, Excluding Currency
1.10 $               1.01 $           8.9%

Philip Morris International

(in millions)
For the Nine Months Ended September 30,
and Subsidiaries
Reconciliation of Non-GAAP Measures
Adjustments for the Impact of Currency and Acquisitions
(Unaudited)
PHILIP MORRIS INTERNATIONAL INC.
Reported Net
Revenues
Less
Excise
Taxes
Reported Net
Revenues
excluding
Excise Taxes
Less
Currency
Reported Net
Revenues
excluding
Excise Taxes
& Currency
Less
Acquisi-
tions
Reported Net
Revenues
excluding
Excise Taxes,
Currency &
Acquisitions
Reported Net
Revenues
Less
Excise
Taxes
Reported
Net
Revenues
excluding
Excise
Taxes Reported
Reported
excluding
Currency
Reported
excluding
Currency &
Acquisitions
20,988 $         14,313 $  6,675 $           (1,008) $   7,683 $           50 $      7,633 $           European Union 23,427 $         15,866 $      7,561 $        (11.7)% 1.6% 1.0%
9,953 5,031 4,922 (1,198) 6,120 7 6,113 EEMA 11,248 5,544 5,704 (13.7)% 7.3% 7.2%
8,974 4,160 4,814
(195)
5,009
-
5,009 Asia 9,334 4,617 4,717 2.1% 6.2% 6.2%
5,157 3,250 1,907 (308) 2,215 462 1,753 Latin America & Canada 4,413 2,812 1,601 19.1% 38.4% 9.5%
45,072 $         26,754 $  18,318 $         (2,709) $   21,027 $         519 $    20,508 $         PMI Total 48,422 $         28,839 $      19,583 $      (6.5)% 7.4% 4.7%
Reported
Operating
Companies
Income
Less
Currency
Reported
Operating
Companies
Income
excluding
Currency
Less
Acquisi-
tions
Reported
Operating
Companies
Income
excluding
Currency &
Acquisitions
Reported
Operating
Companies
Income Reported
Reported
excluding
Currency
Reported
excluding
Currency &
Acquisitions
3,397 $           (572) $     3,969 $           36 $      3,933 $           European Union 3,779 $        (10.1)% 5.0% 4.1%
1,982
(758) 2,740 7
2,733 EEMA 2,439 (18.7)% 12.3% 12.1%
1,933 67 1,866 - 1,866 Asia 1,631 18.5% 14.4% 14.4%
452
(138) 590 202
388 Latin America & Canada 282 60.3% 100+% 37.6%
7,764 $           (1,401) $   9,165 $           245 $    8,920 $           PMI Total 8,131 $        (4.5)% 12.7% 9.7%
(1)
As discussed in Note 1. Background and Basis of Presentation of our 2008 consolidated financial statements which appears in our Annual Report on Form 10-K, prior to 2008, certain of our subsidiaries reported their results up to ten days before the end of December, rather than on December 31. During 2008, these subsidiaries moved to a December 31 closing date. As a result, certain amounts in the first quarter of 2008 were revised to reflect this change.
2009 2008
(1)
% Change in Reported Net Revenues
excluding Excise Taxes
2009 2008
(1)
% Change in Reported Operating
Companies Income

Philip Morris International

Reconciliation of Adjusted Operating Companies Income Margin, Excluding Currency
(Unaudited)
For the Nine Months Ended September 30,
(in millions)
PHILIP MORRIS INTERNATIONAL INC.
and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Reported Operating Companies Income to Adjusted Operating Companies Income &
(3)
Represents 2008 equity loss from RBH legal settlement ($124 million) and asset impairment and exit costs ($3 million).
(4)
For the calculation of net revenues excluding excise taxes and currency, refer to slide 32.
(2)
Represents 2009 Colombian investment and cooperation agreement charge.
(1)
As discussed in Note 1. Background and Basis of Presentation of our 2008 consolidated financial statements which appears in our Annual Report on Form 10-K, prior to 2008, certain of our subsidiaries reported their results up to ten days before the end of December, rather than on December 31.  During 2008, these subsidiaries moved to a December 31 closing date.  As a result, certain amounts in the first quarter of 2008 were revised to reflect this change.
Reported
Operating
Companies
Income
Less
Asset
Impairment/
Exit Costs
and Other
Adjusted
Operating
Companies
Income
Less
Currency
Adjusted
Operating
Companies
Income
excluding
Currency
Less
Acquisi-
tions
Adjusted
Operating
Companies
Income
excluding
Currency &
Acquisitions
Reported
Operating
Companies
Income
Less
Asset
Impairment/
Exit Costs
and Other
Adjusted
Operating
Companies
Income Adjusted
Adjusted
excluding
Currency
Adjusted
excluding
Currency &
Acquisitions
3,397 $         (3) $            3,400 $       (572) $        3,972 $        36 $           3,936 $        European Union 3,779 $       (66) $          3,845 $        (11.6)% 3.3% 2.4%
1,982 - 1,982 (758) 2,740 7 2,733 EEMA 2,439 (1) 2,440 (18.8)% 12.3% 12.0%
1,933 - 1,933 67 1,866 - 1,866 Asia 1,631 (14) 1,645 17.5% 13.4% 13.4%
452 (135)
(2)
587 (138) 725 202 523 Latin America & Canada 282 (127)
(3)
409 43.5% 77.3% 27.9%
7,764 $         (138) $        7,902 $       (1,401) $     9,303 $        245 $         9,058 $        PMI Total 8,131 $       (208) $        8,339 $        (5.2)% 11.6% 8.6%
% Points Change
Adjusted
Operating
Companies
Income
excluding
Currency
Net
Revenues
excluding
Excise
Taxes &
Currency
(4)
Adjusted
Operating
Companies
Income
Margin
excluding
Currency
Adjusted
Operating
Companies
Income
Net
Revenues
excluding
Excise
Taxes
(4)
Adjusted
Operating
Companies
Income
Margin
Adjusted
Operating
Companies
Income Margin
excluding
Currency
3,972 $        7,683 $      51.7% European Union 3,845 $       7,561 $      50.9% 0.8 pp
2,740 6,120 44.8% EEMA 2,440 5,704 42.8% 2.0 pp
1,866 5,009 37.3% Asia 1,645 4,717 34.9% 2.4 pp
725 2,215 32.7% Latin America & Canada 409 1,601 25.5% 7.2 pp
9,303 $        21,027 $    44.2% PMI Total 8,339 $       19,583 $    42.6% 1.6 pp
2009 2008
2009 2008
(1)
% Change in Adjusted Operating
Companies Income

Philip Morris International

PHILIP MORRIS INTERNATIONAL INC.
and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Reported Diluted EPS to Adjusted Diluted EPS and Adjusted Diluted EPS, Excluding Currency
For the Nine Months Ended September 30,
(Unaudited)
2009 2008 % Change
Reported Diluted EPS 2.44 $               2.60 $           (6.2)%
Less:
Colombian investment and cooperation agreement charge (0.04) -
Asset impairment and exit costs - (0.02)
Equity loss from RBH legal settlement - (0.06)
Tax items - 0.08
Adjusted Diluted EPS 2.48 $               2.60 $           (4.6)%
Less:
Currency Impact (0.52)
Adjusted Diluted EPS, Excluding Currency 3.00 $               2.60 $           15.4%

Philip Morris International

Reconciliation of Reported Diluted EPS to Reported Diluted EPS, Excluding Currency
For the Nine Months Ended September 30,
(Unaudited)
PHILIP MORRIS INTERNATIONAL INC.
and Subsidiaries
Reconciliation of Non-GAAP Measures
2009 2008 % Change
Reported Diluted EPS 2.44 $               2.60 $           (6.2)%
Less:
Currency Impact (0.52)
Reported Diluted EPS, Excluding Currency 2.96 $               2.60 $           13.8%

Philip Morris International

PHILIP MORRIS INTERNATIONAL INC.
and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Net Cash Provided by Operating Activities to Free Cash Flow & Free Cash Flow, excluding Currency
For the Quarters and Nine Months Ended September 30,
(Unaudited)
(in millions)
2009 2008
% Change
2009 2008
% Change
Net cash provided by operating activities (a)
1,846 $         2,003 $         (7.8)% 6,419 $         7,102 $         (9.6)%
Less:
Capital expenditures 160 250 483 824
Free cash flow 1,686 $         1,753 $         (3.8)% 5,936 $         6,278 $         (5.4)%
Less:
Currency impact on net earnings (365) - (1,118) -
Free cash flow, excluding currency
impact on net earnings
2,051 $         1,753 $         17.0% 7,054 $         6,278 $         12.4%
September 30, September 30,
For the Quarters Ended For the Nine Months Ended
(a) Operating cash flow

Philip Morris International

Calculation of Total Debt to EBITDA and Net Debt to EBITDA Ratios
(in millions, except ratios)
(Unaudited)
PHILIP MORRIS INTERNATIONAL INC.
and Subsidiaries
Reconciliation of Non-GAAP Measures
For the Year Ended
September 30, December 31,
2009 2008
October~December January~September 12 months
2008 2009 rolling
Earnings before income taxes 2,120 $               7,027 $               9,147 $           9,937 $
Interest expense, net 106 572 678 311
Depreciation and amortization 217 607 824 842
EBITDA 2,443 $               8,206 $               10,649 $         11,090 $
September 30, December 31,
2009 2008
Short-term borrowings 313 $              375 $
Current portion of long-term debt 197 209
Long-term debt 13,741 11,377
Total debt 14,251 $         11,961 $
Less: Cash and cash equivalents 1,602 1,531
Net Debt 12,649 $         10,430 $
Ratios
Total Debt to EBITDA 1.34 1.08
Net Debt to EBITDA 1.19 0.94

2009 Third-Quarter Results 22 October 2009